Exhibit 32.1

CERTIFICATION OF
CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
UNDER SECTION 906 OF THE
SARBANES OXLEY ACT OF 2001, 18 U.S.C. § 1350

In connection with the Quarterly Report of Nexeo Solutions, Inc. (the “Company”) on Form 10-Q for the period ended December 31, 2018, as filed with the Securities and Exchange Commission on February 7, 2019 (the “Report”), as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, David A. Bradley, Chief Executive Officer, Nexeo Solutions, Inc., and Ross J. Crane, Chief Financial Officer, Nexeo Solutions, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:

(a)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(b)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	2/7/2019	By:	/s/ David A. Bradley
		Name:	David A. Bradley
		Title:	Chief Executive Officer (Principal Executive Officer)

Date:	2/7/2019	By:	/s/ Ross J. Crane
		Name:	Ross J. Crane
		Title:	Chief Financial Officer (Principal Financial Officer)